UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 25, 2006 (October 25, 2006)


                                  Symbion, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  000-50574            62-1625480
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)            File Number)     Identification Number)


                      40 Burton Hills Boulevard, Suite 500
                           Nashville, Tennessee 37215
               (Address of principal executive offices) (Zip Code)

                                 (615) 234-5900
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

              On October 25, 2006, Symbion, Inc. issued a press release announcing its results for the third quarter and nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01     Financial Statements and Exhibits.

              (d) Exhibits

                  99  Press Release dated October 25, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SYMBION, INC.



Date:  October 25, 2006            By:  /s/ Kenneth C. Mitchell
                                      ----------------------------------------
                                            Kenneth C. Mitchell
                                            Chief Financial Officer and
                                            Senior Vice President of Finance


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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
--------      -----------------------

  99          Press release dated October 25, 2006.